Exhibit 1.1

Name/Structure Change Alberta Corporation - Registration Statement

Alberta Amendment Date: 2006/03/03

Service Request Number:	8375188
Corporate Access Number:	201026648
Legal Entity Name:	PCL EMPLOYEES HOLDINGS LTD.
French Equivalent Name:
Legal Entity Status:	Active

Alberta Corporation Type:	Named Alberta Corporation
New Legal Entity Name:	PCL EMPLOYEES HOLDINGS LTD.
New French Equivalent Name:
Nuans Number:	PRE-CONV
Nuans Date:	1977/04/25
French Nuans Number:
French Nuans Date:

Share Structure:	THE ATTACHED SCHEDULE “1” IS INCORPORATED INTO AND FORMS PART OF THIS FORM
Share Transfers Restrictions:	SEE ELECTRONIC ATTACHMENT
Number of Directors:
Min Number Of Directors:	1
Max Number Of Directors:	12
Business Restricted To:	NONE
Business Restricted From:	NONE
Other Provisions:	SEE ELECTRONIC ATTACHMENT
BCA Section/Subsection:	29(5)

Professional Endorsement
Provided:
Future Dating Required:

Annual Return

File Year	Date Filed
2005	2005/03/24
2004	2004/03/19
2003	2003/03/18

Attachment

Attachment Type	Microfilm Bar Code	Date Recorded
Share Structure	ELECTRONIC	2000/10/13
Restrictions on Share Transfers	ELECTRONIC	2000/10/13
Other Rules or Provisions	ELECTRONIC	2000/10/13
Shares in Series	ELECTRONIC	2000/10/16
Share Structure	ELECTRONIC	2000/10/16
Restrictions on Share Transfers	ELECTRONIC	2000/10/16
Other Rules or Provisions	ELECTRONIC	2000/10/16
Share Structure	ELECTRONIC	2001/04/03
Share Structure	ELECTRONIC	2006/03/03

Registration Authorized By:	G. D. MARON
VICE-PRESIDENT

SCHEDULE 1 TO THE RESTATED ARTICLES OF INCORPORATION

1. (a) The Corporation is authorized to issue an unlimited number of Class 4 shares.

(b) There are attached to the Class 4 shares of the Corporation the following rights, privileges, restrictions and conditions:

(i) Voting

The holders of the Class 4 shares shall, subject to the provisions of the Business Corporations Act, be entitled to receive notice of and to attend all meetings of the shareholders of the Corporation and to vote at all such meetings.

(ii) Dividends

Any dividend may be declared on Class 4 shares to the exclusion of any other class of shares, provided that a separate dividend of an equal amount per share is contemporaneously declared on each of the other classes of shares. The directors of the Corporation shall be at liberty, at their discretion, to determine whether any dividend declared on the Class 4 shares shall be declared out of the capital dividend account or any other account of the Corporation, whether or not the dividend declared on any other class of shares is declared out of such account. The directors shall also be at liberty, at their discretion, to make any income tax elections respecting any dividend declared on Class 4 shares, regardless of whether such elections result in different income tax treatment, for the Corporation or the shareholders, of dividends declared on the Class 4 shares and of dividends declared on any other class of shares.

(iii) Winding-Up

In the event of liquidation, dissolution or winding up of the Corporation the holders of all classes of shares in respect of which dividends have been declared but are unpaid shall first share pro rata in the assets of the Corporation with respect to such unpaid dividends and any remaining assets shall then be distributed amongst the shareholders of the Corporation, of all classes, in proportion to the numbers of shares held by them.

(iv) Series

The directors of the Corporation may at any time and from time to time create one or more additional series of Class 4 shares, each series to consist of such number of authorized shares as may before the issuance thereof be fixed by the directors. The directors shall before the issuance of any series of Class 4 shares determine a designation for such series and may determine any rights or privileges of conversion to other classes or series of shares to be attached to such series, but shall not otherwise determine any rights, privileges, restrictions or conditions to be attached to such series.

(c) The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘77 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘77 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘77 share.

(d) The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘79 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘79 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘79 share.

(e) The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘80 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘80 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘80 share.

(f) The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘81 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘81 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘81 share.

(g) The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘82 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘82 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘82 share.

(h) The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘83 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘83 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘83 share.

(i) The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘84 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘84 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘84 share.

(j) The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘85 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘85 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘85 share.

(k) The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘86 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘86 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘86 share.

(l) The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘87 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘87 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘87 share.

(m) The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘88 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘88 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘88 share.

(n) The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘89 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘89 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘89 share.

(n1) The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘90 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘90 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘90 share.

(n2) The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘91 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘91 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘91 share.

(n3) The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘92 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘92 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘92 share.

(n4) The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘93 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘93 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘93 share.

(n5) The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘94 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘94 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘94 share.

(n6) The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘95 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘95 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘95 share.

(n7) The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘96 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘96 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘96 share.

(n8) The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘97 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘97 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘97 share.

(n9) The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘98 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘98 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘98 share.

(n10) The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘99 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘99 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘99 share.

(n11) The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘00 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘00 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘00 share.

(n12) The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘01 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘01 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘01 share.

(n13) The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘02 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘02 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘02 share.

(n14) The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘03 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘03 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘03 share.

(n15) The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘04 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘04 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘04 share.

(n16) The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘05 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘05 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘05 share.

(n17) The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘06 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘06 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘06 share.

(n18) The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘07 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘07 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘07 share.

(n19) The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘08 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘08 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘08 share.

(n20) The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘09 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘09 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘09 share.

(n21) The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘10 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘10 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘10 share.

(n22) The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘11 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘11 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘11 share.

(n23) The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘12 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘12 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘12 share.

(n24) The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘13 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘13 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘13 share.

(n25) The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘14 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘14 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘14 share.

(n26) The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘15 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘15 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘15 share.

(o) The conversion right and privilege in respect of each series as aforesaid shall be exercised as follows:

(i) The exercise of the right and privilege shall be effective either when a holder serves upon the Corporation a notice in writing requesting conversion of his shares or when such notice is deemed to be given pursuant to any unanimous shareholder agreement to which the holder and the corporation are parties, PROVIDED HOWEVER that such notice shall be ineffective if it contravenes the Corporation’s Articles of Continuance or any such unanimous shareholder agreement.

(ii) The Corporation shall not be obliged to issue share certificates for shares issued on a conversion until such time as the holder has surrendered to the Corporation certificates representing the shares held prior to conversion. Notwithstanding the foregoing, all certificates representing shares held prior to conversion shall be deemed cancelled.

2. (a) The Corporation is authorized to issue an unlimited number of Class 3 shares.

(b) There are attached to the Class 3 shares of the Corporation the following rights, privileges, restrictions and conditions:

(i) Voting

The holders of the Class 3 shares shall, subject to the provisions of the Business Corporations Act, be entitled to receive notice of and to attend all meetings of the shareholders of the Corporation and to vote at all such meetings.

(ii) Dividends

Any dividend may be declared on Class 3 shares to the exclusion of any other class of shares, provided that a separate dividend of an equal amount per share is contemporaneously declared on each of the other classes of shares. The directors of the Corporation shall be at liberty, at their discretion, to determine whether any dividend declared on the Class 3 shares shall be declared out of the capital dividend account or any other account of the Corporation, whether or not the dividend declared on any other class of shares is declared out of such account. The directors shall also be at liberty, at their discretion, to make any income tax elections respecting any dividend declared on Class 3 shares, regardless of whether such elections result in different income tax treatment, for the Corporation or the shareholders, of dividends declared on the Class 3 shares and of dividends declared on any other class of shares.

(iii) Winding-Up

In the event of liquidation, dissolution or winding up of the Corporation the holders of all classes of shares in respect of which dividends have been declared but are unpaid shall first share pro rata in the assets of the Corporation with respect to such unpaid dividends and any remaining assets shall then be distributed amongst the shareholders of the Corporation, of all classes, in proportion to the numbers of shares held by them.

(iv) Series

The directors of the Corporation may at any time and from time to time create one or more additional series of Class 3 shares, each series to consist of such number of authorized shares as may before the issuance thereof be fixed by the directors. The directors shall before the issuance of any series of Class 3 shares determine a designation for such series and may determine any rights or privileges of conversion to other classes or series of shares to be attached to such series, but shall not otherwise determine any rights, privileges, restrictions or conditions to be attached to such series.

(c) The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘77 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘77 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘77 share.

(d) The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘79 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘79 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘79 share.

(e) The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘80 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘80 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘80 share.

(f) The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘81 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘81 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘81 share.

(g) The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘82 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘82 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘82 share.

(h) The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘83 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘83 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘83 share.

(i) The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘84 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘84 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘84 share.

(j) The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘85 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘85 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘85 share.

(k) The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘86 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘86 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘86 share.

(l) The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘87 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘87 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘87 share.

(m) The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘88 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘88 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘88 share.

(n) The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘89 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘89 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘89 share.

(n1) The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘90 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘90 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘90 share.

(n2) The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘91 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘91 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘91 share.

(n3) The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘92 which, series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘92 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘92 share.

(n4) The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘93 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘93 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘93 share.

(n5) The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘94 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘94 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘94 share.

(n6) The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘95 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘95 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘95 share.

(n7) The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘96 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘96 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘96 share.

(n8) The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘97 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘97 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘97 share.

(n9) The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘98 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘98 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘98 share.

(n10) The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘99 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘99 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘99 share.

(n11) The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘00 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘00 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘00 share.

(n12) The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘01 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘01 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘01 share.

(n13) The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘02 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘02 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘02 share.

(n14) The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘03 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘03 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘03 share.

(n15) The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘04 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘04 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘04 share.

(n16) The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘05 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘05 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘05 share.

(n17) The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘06 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘06 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘06 share.

(n18) The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘07 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘07 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘07 share.

(n19) The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘08 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘08 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘08 share.

(n20) The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘09 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘09 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘09 share.

(n21) The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘10 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘10 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘10 share.

(n22) The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘11 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘11 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘11 share.

(n23) The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘12 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘12 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘12 share.

(n24) The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘13 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘13 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘13 share.

(n25) The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘14 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘14 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘14 share.

(n26) The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘15 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘15 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘15 share.

(o) The conversion right and privilege in respect of each series as aforesaid shall be exercised as follows:

(i) The exercise of the right and privilege shall be effective either when a holder serves upon the Corporation a notice in writing requesting conversion of his shares or when such notice is deemed to be given pursuant to any unanimous shareholder agreement to which the holder and the Corporation are parties, PROVIDED HOWEVER that such notice shall be ineffective if it contravenes the Corporation’s Articles of Continuance or any such unanimous shareholder agreement.

(ii) The Corporation shall not be obliged to issue share certificates for shares issued on a conversion until such time as the holder has surrendered to the Corporation certificates representing the shares held prior to conversion. Notwithstanding the foregoing, all certificates representing shares held prior to conversion shall be deemed cancelled.

3. (a) The Corporation is authorized to issue an unlimited number of Class 2 shares.

(b) There are attached to the Class 2 shares of the Corporation the following rights, privileges, restrictions and conditions:

(i) Voting

The holders of the Class 2 shares shall not, subject to the provisions of the Business Corporations Act, be entitled to receive notice of or to attend any meetings of the shareholders of the Corporation or to vote at such meetings.

(ii) Dividends

Any dividend may be declared on Class 2 shares to the exclusion of any other Class of shares, provided that a separate dividend of an equal amount per share is contemporaneously declared on each of the other classes of shares. The directors of the Corporation shall be at liberty, at their discretion, to determine whether any dividend declared on the Class 2 shares shall be declared out of the capital dividend account or any other account of the Corporation, whether or not the dividend declared on any other class of shares is declared out of such account. The directors shall also be at liberty, at their discretion, to make any income tax elections respecting any dividend declared on Class 2 shares, regardless of whether such elections result in different income tax treatment, for the Corporation or the shareholders, of dividends declared on the Class 2 shares and of dividends declared on any other class of shares.

(iii) Winding-Up

In the event of liquidation, dissolution or winding up of the Corporation the holders of all classes of shares in respect of which dividends have been declared but are unpaid shall first share pro rata in the assets of the Corporation with respect to such unpaid dividends and any remaining assets shall then be distributed amongst the shareholders of the Corporation, of all classes, in proportion to the numbers of shares held by them.

(iv) Series

The directors of the Corporation may at any time and from time to time create one or more additional series of Class 2 shares, each series to consist of such number of authorized shares as may before the issuance thereof be fixed by the directors. The directors shall before the issuance of any series of Class 2 shares determine a designation for such series and may determine any rights or privileges of conversion to other classes or series of shares to be attached to such series, but shall not otherwise determine any rights, privileges, restrictions or conditions to be attached to such series.

(c) The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘78 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘78 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘78 share.

(d) The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘79 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘79 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘79 share.

(e) The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘80 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘80 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘80 share.

(f) The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘81 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘81 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘81 share.

(g) The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘82 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘82 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘82 share.

(h) The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘83 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘83 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘83 share.

(i) The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘84 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘84 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘84 share.

(j) The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘85 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘85 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘85 share.

(k) The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘86 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘86 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘86 share.

(l) The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘87 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘87 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘87 share.

(m) The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘88 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘88 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘88 share.

(n) The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘89 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘89 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘89 share.

(n1) The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘90 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘90 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘90 share.

(n2) The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘91 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘91 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘91 share.

(n3) The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘92 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘92 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘92 share.

(n4) The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘93 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘93 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘93 share.

(n5) The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘94 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘94 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘94 share.

(n6) The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘95 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘95 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘95 share.

(n7) The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘96 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘96 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘96 share.

(n8) The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘97 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘97 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘97 share.

(n9) The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘98 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘98 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘98 share.

(n10) The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘99 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘99 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘99 share.

(n11) The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘00 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘00 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘00 share.

(n12) The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘01 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘01 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘01 share.

(n13) The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘02 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘02 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘02 share.

(n14) The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘03 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘03 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘03 share.

(n15) The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘04 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘04 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘04 share.

(n16) The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘05 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘05 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘05 share.

(n17) The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘06 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘06 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘06 share.

(n18) The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘07 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘07 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘07 share.

(n19) The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘08 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘08 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘08 share.

(n20) The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘09 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘09 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘09 share.

(n21) The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘10 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘10 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘10 share.

(n22) The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘11 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘11 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘11 share.

(n23) The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘12 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘12 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘12 share.

(n24) The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘13 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘13 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘13 share.

(n25) The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘14 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘14 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘14 share.

(n26) The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘15 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘15 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘15 share.

(o) The conversion right and privilege in respect of each series as aforesaid shall be exercised as follows:

(i) The exercise of the right and privilege shall be effective either when a holder serves upon the Corporation a notice in writing requesting conversion of his shares or when such notice is deemed to be given pursuant to any unanimous shareholder agreement to which the holder and the corporation are parties, PROVIDED HOWEVER that such notice shall be ineffective if it contravenes the Corporation’s Articles of Continuance or any such unanimous shareholder agreement.

(ii) The Corporation shall not be obliged to issue share certificates for shares issued on a conversion until such time as the holder has surrendered to the Corporation certificates representing the shares held prior to conversion. Notwithstanding the foregoing, all certificates representing shares held prior to conversion shall be deemed cancelled.

4. (a) The Corporation is authorized to issue an unlimited number of Class 1 shares.

(b) There are attached to the Class 1 shares of the Corporation the following rights, privileges, restrictions and conditions:

(i) Voting

The holders of the Class 1 shares shall not, subject to the provisions of the Business Corporations Act, be entitled to receive notice of or to attend any meetings of the shareholders of the Corporation or to vote at such meetings.

(ii) Dividends

Any dividend may be declared on Class 1 shares to the exclusion of any other Class of shares, provided that a separate dividend of an equal amount per share is contemporaneously declared on each of the other classes of shares. The directors of the Corporation shall be at liberty, at their discretion, to determine whether any dividend declared on the Class 1 shares shall be declared out of the capital dividend account or any other account of the Corporation, whether or not the dividend declared on any other class of shares is declared out of such account. The directors shall also be at liberty, at their discretion, to make any income tax elections respecting any dividend declared on Class 1 shares, regardless of whether such elections result in different income tax treatment, for the Corporation or the shareholders, of dividends declared on the Class 1 shares and of dividends declared on any other class of shares.

(iii) Winding-Up

In the event of liquidation, dissolution or winding up of the Corporation the holders of all classes of shares in respect of which dividends have been declared but are unpaid shall first share pro rata in the assets of the Corporation with respect to such unpaid dividends and any remaining assets shall then be distributed amongst the shareholders of the Corporation, of all classes, in proportion to the numbers of shares held by them.

(iv) Series

The directors of the Corporation may at any time and from time to time create one or more additional series of Class 1 shares, each series to consist of such number of authorized shares as may before the issuance thereof be fixed by the directors. The directors shall before the issuance of any series of Class 1 shares determine a designation for such series and may determine any rights or privileges of conversion to other classes or series of shares to be attached to such series, but shall not otherwise determine any rights, privileges, restrictions or conditions to be attached to such series.

(c) The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘78 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘78 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘78 share.

(d) The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘79 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘79 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘79 share.

(e) The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘80 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘80 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘80 share.

(f) The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘81 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘81 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘81 share.

(g) The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘82 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘82 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘82 share.

(h) The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘83 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘83 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘83 share.

(i) The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘84 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘84 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘84 share.

(j) The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘85 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘85 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘85 share.

(k) The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘86 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘86 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘86 share.

(l) The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘87 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘87 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘87 share.

(m) The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘88 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘88 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘88 share.

(n) The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘89 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘89 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘89 share.

(n1) The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘90 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘90 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘90 share.

(n2) The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘91 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘91 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘91 share.

(n3) The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘92 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘92 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘92 share.

(n4) The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘93 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘93 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘93 share.

(n5) The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘94 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘94 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘94 share.

(n6) The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘95 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘95 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘95 share.

(n7) The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘96 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘96 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘96 share.

(n8) The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘97 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘97 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘97 share.

(n9) The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘98 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘98 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘98 share.

(n10) The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘99 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘99 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘99 share.

(n11) The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘00 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘00 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘00 share.

(n12) The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘01 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘01 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘01 share.

(n13) The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘02 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘02 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘02 share.

(n14) The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘03 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘03 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘03 share.

(n15) The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘04 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘04 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘04 share.

(n16) The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘05 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘05 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘05 share.

(n17) The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘06 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘06 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘06 share.

(n18) The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘07 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘07 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘07 share.

(n19) The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘08 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘08 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘08 share.

(n20) The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘09 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘09 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘09 share.

(n21) The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘10 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘10 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘10 share.

(n22) The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘11 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘11 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘11 share.

(n23) The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘12 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘12 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘12 share.

(n24) The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘13 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘13 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘13 share.

(n25) The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘14 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘14 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘14 share.

(n26) The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘15 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘15 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘15 share.

(o) The conversion right and privilege in respect of each series as aforesaid shall be exercised as follows:

(i) The exercise of the right and privilege shall be effective either when a holder serves upon the Corporation a notice in writing requesting conversion of his shares or when such notice is deemed to be given pursuant to any unanimous shareholder agreement to which the holder and the corporation are parties, PROVIDED HOWEVER that such notice shall be ineffective if it contravenes the Corporation’s Articles of Continuance or any such unanimous shareholder agreement.

(ii) The Corporation shall not be obliged to issue share certificates for shares issued on a conversion until such time as the holder has surrendered to the Corporation certificates representing the shares held prior to conversion. Notwithstanding the foregoing, all certificates representing shares held prior to conversion shall be deemed cancelled.